UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

Capital Guardian Funds Trust
(Exact name of registrant as specified in charter)

733 Third Avenue, 24th Floor
New York, NY  10017
 (Address of principal executive offices) (Zip code)

Robert P. Morse, President & Chief Executive Officer
Capital Guardian Funds Trust
733 Third Avenue, 24th Floor
New York, NY  10017
 (Name and address of agent for service)

(646) 568-4082
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period:  October 31, 2014

Item 1. Report to Stockholders.

Capital Guardian
Core Balanced Fund

Institutional Class: CGBNX

ANNUAL REPORT
OCTOBER 31, 2014

CAPITAL GUARDIAN CORE BALANCED FUND
SHAREHOLDER LETTER

Dear Shareholder,

For the 10 months ended October 31, 2014, your Fund in its start-up period, realized a return of +5.40%.  As a new fund just getting started, we were able to keep pace with the Morningstar Moderate Allocation© category, +5.50%, composed of equities and fixed income securities.  We are pleased with the results since we were adding cash from new investors from a standing start and from time to time the additions built a larger base on which returns are based.  The standard benchmarks like the S&P 500, Russell 1000 and bond indices are appropriate for a fund adding incrementally to its base for comparison purposes.

During the first ten months of our Fund’s life, our best performing investments were Micron Technology +52.1%; NXP Semiconductors +49.5%; Gilead Sciences, Inc. +49.1%; Alexion Pharmaceuticals, Inc. +44.0% and Regeneron Pharmaceuticals + 43.0%.

Now that we have the wind at our back, we believe performance has the potential to improve.

During this period the S&P 500 Index gained and was devoid of serious volatility. Most other markets left investors confused or frustrated, including small-cap stocks, commodities, gold, the global bond market, and emerging markets. With record amounts of liquid investment capital flowing with short term trends, it is difficult for traders. However, for long-term investors, the trends were clearer. The U.S. economy is strengthening, and America has become the top investment destination in the world.  High-quality innovating businesses, some paying growing dividends, remained the best investment choice.

Over the past five and a half years, the economy has been sub-par, but the U.S. recovery has been persistent. For investors who took a long-term approach, the bull market has been very rewarding. In fact, the equity market measured by the S&P 500 Index is now up 192% since its low in March 2009.

After such performance, most pundits question how much longer the market can continue upward.  We believe the market likely will appreciate more for several fundamental reasons, namely the sustainable ability for companies to grow earnings; the self-sustaining nature of the economy with growth having accelerated and surprised to the upside; potential for faster job growth; increased business and consumer confidence; and employment numbers moving in the right direction.

The improved employment picture is having an effect on spending and investment. Consumer and service industries representing 70% of the economy have been expanding since August at the fastest pace in nine years. Meanwhile, capital spending by businesses, after pausing in 2012 and 2013, was up 9.7% in the second quarter of 2014.

As consumer confidence gradually improves, generally so does spending, and companies are becoming more aggressive in hiring workers as well as boosting capital investment.  With the improvement in the economy, the Federal Reserve has also been systematically reducing its involvement in the bond market.  Further adding to the economy has been lower gasoline prices, giving the consumer more money in his pocket.

As the U.S. central bank is reducing stimulus, the European Central Bank has finally decided to re-stimulate their economy. Unlike the U.S., the European economy has not recovered from the financial crisis and unemployment is still above 10%. On top of that, the region is barely growing,

CAPITAL GUARDIAN CORE BALANCED FUND
SHAREHOLDER LETTER (continued)

if at all, and the Russian “Putin standoff” may send it into a shallow recession. Meanwhile, the Chinese have shown fiscal and monetary restraint in the face of a slowing economy. The question is “for how long?” China has two choices to deal with their credit bubble. They could instill market reforms and slow their economy or continue to pump out credit and risk a much larger crisis. Following his ascension nearly two years ago, China’s president, Xi Jinping, has proven to be a much stronger leader than his predecessor. China has so far resisted launching a major stimulus program and implementing limited reforms. This has caused China’s economy to slow, resulting in falling commodity prices and substantial trouble for commodity-based economies. Brazil is already in a recession and Australia’s economy may be nearing its first recession in 23 years.

Despite political muddling, America’s economy is without any doubt the healthiest major economy in the world. International investors and businesses have fully accepted this fact and are acting accordingly.  Middle Eastern and European firms have invested considerable sums in the U.S. and the dollar has strengthened against foreign currencies.

A byproduct of foreign investor capital inflow is further economic momentum for the United States. Real estate markets on the west coast have seen a surge of activity as wealthy Chinese and Russians move assets out of their country. In both cases, many foreigners view America and the U.S. dollar as the safest place to keep a large portion of their wealth. With uncertainty growing overseas, from the Putin doctrine to Ebola virus to Chinese geo-energy interests, this behavior was not a surprise.

Given this backdrop, we believe the long-term trends for investors are quite clear. The U.S. economy is picking up speed as a result of a positive feedback loop between personal and business spending. Meanwhile, foreign investors are attracted to the perceived safety of our shores, adding further momentum to our economy. These strong trends likely will become more recognized in the coming months and should finally draw investors into stocks that are not expensive on historical metrics. Up to this point, we continue to observe skepticism from investors in moving into the stock market. Political process confidence would help. Despite a five-and-a-half year bull market, it is difficult to find enthusiasm for the stock market outside of a few small areas. From our experience, it is notable that media coverage of business and stock market news is the lowest in at least 20 years. This lack of interest in the market is another reason we believe stocks still have the potential to move considerably higher: bull markets are built on bricks of worry.

When nervous investors finally re-enter the stock market, many look to invest in high-quality innovative U.S. companies. Larger companies continue to be attractively priced despite outperforming their smaller peers this year.  We believe American managed high-quality stocks can be critical assets for many high net worth families, pension plans and endowments trying to provide for their longer term goals. Next year, 2015, as anticipated by our analysis has the potential to be a good year for equity performance.

Should you have any questions, please feel free to call us.

Sincerely,

Robert P. Morse
President

CAPITAL GUARDIAN CORE BALANCED FUND
SHAREHOLDER LETTER (continued)

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

Moderate Allocation: Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

Each Morningstar Category Average is representative of Funds with similar investment objectives.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.  It is not possible to invest directly in an index.

© 2014 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

The Capital Guardian Core Balanced Fund is distributed by Quasar Distributors, LLC.

CAPITAL GUARDIAN CORE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

	Shares	Value
COMMON STOCKS – 77.0%

Aerospace – 3.6%
Boeing Co.	150	$18,736
Lockheed Martin Corp.	150	28,586
		47,322
Biotechnology – 10.7%
Alexion Pharmaceuticals, Inc. (a)	150	28,704
Celgene Corp. (a)	250	26,772
Gilead Sciences, Inc. (a)	250	28,000
Jazz Pharmaceuticals (a)(b)	150	25,326
Regeneron
Pharmaceuticals, Inc. (a)	80	31,498
		140,300
Building & Construction – 0.7%
D.R. Horton, Inc.	400	9,116

Chemicals – 1.7%
LyondellBasell Industries NV –
Class A (b)	250	22,908

Containers & Packaging – 2.2%
Packaging Corporation
of America	400	28,832

Drugs – 3.6%
AbbVie, Inc.	500	31,730
Mylan, Inc. (a)	300	16,065
		47,795
Energy – 1.1%
EOG Resources, Inc.	150	14,257

Energy Equipment & Services – 2.6%
Halliburton Co.	300	16,542
Schlumberger Ltd. (b)	175	17,266
		33,808
Financial Services – 2.5%
American Express Co.	200	17,990
The Blackstone Group LP	500	15,060
		33,050
Food & Staples Retailing – 2.0%
CVS Caremark Corp.	300	25,743

Forest Products – 1.5%
Weyerhaeuser Co. – REIT	600	20,316

Health Care Equipment & Supplies – 2.5%
NuVasive, Inc. (a)	800	32,720

Health Care Services – 2.5%
Johnson & Johnson	300	32,334

Home Furnishings – 1.6%
Tempur Sealy
International, Inc. (a)	400	21,056

Internet Software & Services – 3.9%
Facebook, Inc. – Class A (a)	300	22,497
Paychex, Inc.	600	28,164
		50,661
Leisure – 1.7%
Polaris Industries, Inc.	150	22,629

Machinery – 2.0%
Cummins, Inc.	180	26,312

Media – 2.1%
Walt Disney Co.	300	27,414

Railroads – 1.3%
CSX Corp.	500	17,815

Real Estate – 1.0%
CBRE Group, Inc. – Class A (a)	400	12,800

Semiconductors – 11.2%
Ambarella, Inc. (a)(b)	700	31,003
InvenSense, Inc. (a)	1,500	24,315
KLA-Tencor Corp.	400	31,660
Micron Technology, Inc. (a)	1,000	33,090
NXP Semiconductors NV (a)(b)	400	27,464
		147,532
Services – 2.5%
Amazon.com, Inc. (a)	50	15,273
Google Inc. – Class A (a)	30	17,036
		32,309
Software – 1.5%
Ansys, Inc. (a)	250	19,640

Specialty Retail – 9.1%
Home Depot, Inc.	200	19,504
Michael Kors
Holdings Ltd. (a)(b)	200	15,718
Nike, Inc. – Class B	200	18,594

The accompanying notes are an integral part of these financial statements.

CAPITAL GUARDIAN CORE BALANCED FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 2014

	Shares	Value
COMMON STOCKS – 77.0% (continued)

Specialty Retail – 9.1% (continued)
Restoration Hardware
Holdings, Inc. (a)	400	$32,128
VF Corp.	500	33,840
		119,784
Technology – 1.9%
Hewlett-Packard Co.	700	25,116

TOTAL COMMON STOCKS
(Cost $954,877)		$1,011,569

PREFERRED STOCKS – 10.4%

Financial Services – 4.9%
Deutsche Bank Capital
Funding Trust IX, 6.6250%	800	20,360
JPMorgan Chase
& Co., Series T	800	20,584
Royal Bank of Scotland
Group PLC, Series P (b)	1,000	24,020
		64,964
Insurance – 5.5%
Aegon NV, 6.375% (b)	1,000	25,530
MetLife, Inc., Series B	800	20,760
PartnerRe Ltd., Series D (b)	1,000	25,690
		71,980
TOTAL PREFERRED STOCKS
(Cost $134,938)		$136,944

SHORT-TERM INVESTMENT – 18.0%
First American Prime Obligations
Fund, Class Z, 0.016% (c)	235,955	235,955
TOTAL SHORT-TERM
INVESTMENT
(Cost $235,955)		$235,955
TOTAL INVESTMENTS
(Cost $1,325,770) – 105.4%		$1,384,468
Liabilities in Excess
of Other Assets – (5.4)%		(70,651)
TOTAL NET
ASSETS – 100.0%		$1,313,817

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign domiciled
(c)	Variable rate security – the rate shown is the annualized seven-day effective yield as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

CAPITAL GUARDIAN CORE BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS:
Investments, at value (cost $1,325,770)	$1,384,468
Cash	25
Receivable for fund shares sold	15,810
Dividends receivable	1,461
Expense waiver/reimbursement
due from Adviser (Note 4)	9,384
Prepaid expenses	5,096
Total Assets	1,416,244

LIABILITIES:
Payable for investments purchased	42,115
Accrued expenses and other payables	60,312
Total Liabilities	102,427
NET ASSETS	$1,313,817

NET ASSETS CONSIST OF:
Capital stock	$1,276,564
Net unrealized appreciation
on investments	58,698
Undistributed net investment income	1,415
Accumulated net realized
loss on investments	(22,860)
TOTAL NET ASSETS	$1,313,817

Institutional Class Shares:
Net Assets	$1,313,817
Shares issued and outstanding(1)	124,648
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$10.54

(1)	Unlimited shares authorized, with no par value.

CAPITAL GUARDIAN CORE BALANCED FUND
STATEMENT OF OPERATIONS
For the period inception(1) through October 31, 2014

INVESTMENT INCOME:
Dividend income	$6,522
Less: Foreign taxes withheld	(4)
Total investment income	6,518

EXPENSES:
Administration and fund
accounting fees (Note 4)	72,980
Federal and state registration fees	45,238
Transfer agent fees and expenses (Note 4)	33,853
Professional fees	22,492
Trustees’ fees and expenses	15,999
Insurance expense	11,044
Compliance fees	10,666
Custody fees (Note 4)	5,161
Investment Adviser fees (Note 4)	3,310
Reports to shareholders	2,500
Other expenses	2,000
Distribution fees
Investor Class (Note 5)(2)	319
Total expenses before
expense waiver/reimbursement	225,562
Expenses waived/reimbursed
by Adviser (Note 4)	(220,830)
Net expenses	4,732
NET INVESTMENT INCOME	1,786

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on
investment transactions	(23,231)
Change in unrealized
appreciation on investments	58,698
Net realized and unrealized
gain (loss) on investments	35,467
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$37,253

(1)	Inception date of the Fund was December 31, 2013.
(2)	Effective September 19, 2014, the Investor Class was closed (See Note 1).

The accompanying notes are an integral part of these financial statements.

CAPITAL GUARDIAN CORE BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Inception(1)
through
October 31,
2014
OPERATIONS:
Net investment income	$1,786
Net realized loss on
investment transactions	(23,231)
Change in unrealized
appreciation on investments	58,698
Net increase in net assets
resulting from operations	37,253
CAPITAL SHARE TRANSACTIONS:
Investor Class(2):
Proceeds from shares sold	394,829
Proceeds from reinvestment
of distributions	—
Cost of shares exchanged for
Institutional Class shares(2)	(5,180)
Payments for shares redeemed	(409,265)
Decrease in net assets from
Investor Class transactions	(19,616)
Institutional Class:
Proceeds from shares sold	1,291,000
Cost of shares issued in exchange for
Investor Class shares(2)	5,180
Proceeds from reinvestment
of distributions	—
Payments for shares redeemed	—
Increase in net assets from
Institutional Class transactions	1,296,180
Net increase in net assets from
capital share transactions	1,276,564
TOTAL INCREASE IN NET ASSETS	1,313,817
NET ASSETS:
Beginning of period	—
End of period	$1,313,817
UNDISTRIBUTED NET
INVESTMENT INCOME	$1,415

(1)	Inception date of the Fund was December 31, 2013.
(2)	Effective September 19, 2014, the Investor Class was closed (See Note 1).

The accompanying notes are an integral part of these financial statements.

CAPITAL GUARDIAN CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

1.Organization
Capital Guardian Funds Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Capital Guardian Core Balanced Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends. The Fund commenced operations on December 31, 2013.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by CG Asset Management LLC (the “Adviser”). The Fund currently offers one class of shares. On September 19, 2014, sales of the Investor Class shares were suspended and are no longer available for purchase. At the date of closure, any remaining shares in the Investor Class were exchanged for Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended October 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended October 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October

CAPITAL GUARDIAN CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended October 31, 2014, the Fund decreased undistributed net investment income by $371 and decreased accumulated undistributed net realized loss on investments by $371.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, Exchange-Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed Income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock primarily traded on a national securities exchange will

CAPITAL GUARDIAN CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued and classified within the fair value hierarchy at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and/or valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2014:

				Total
	Level 1	Level 2	Level 3	Value
Common Stocks	$1,011,569	$—	$—	$1,011,569
Preferred Stocks	136,944	—	—	136,944
Short-Term
Investment	235,955	—	—	235,955
	$1,384,468	$—	$—	$1,384,468

Transfers between levels are recognized at the end of the reporting period.  During the period ended October 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4.Agreements
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.  The Adviser has engaged Wall Street Management Corp. (“WSMC”) as the sub-adviser to the Fund.  Pursuant to a sub-advisory agreement, the Adviser pays WSMC a sub-advisory fee computed, from their investment advisory fee, accrued daily, and paid monthly.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least December 5, 2015.  Prior to December 5, 2015, this Operating Expense Limitation Agreement cannot be terminated.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/17	$220,830

CAPITAL GUARDIAN CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, and custody for the period ended October 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.Distribution Costs
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities. For the period December 31, 2013 through September 19, 2014, the Investor Class incurred expenses of $319 pursuant to the Plan.

6.Shares of Common Stock
Transactions in shares of common stock were as follows:

For the Period
Inception(1)
Through
10/31/2014
Investor Class:
Shares sold	39,552
Shares issued to holders in
reinvestment of dividends	—
Shares redeemed in exchange
for Institutional Class Shares (Note 1)	(500)
Shares redeemed	(39,052)
Net increase in Investor Class shares	—

Institutional Class:
Shares sold	124,150
Shares issued in exchange for
Investor Class Shares (Note 1)	498
Shares issued to holders in
reinvestment of dividends	—
Shares redeemed	—
Net increase in Institutional Class shares	124,648
Net increase in shares outstanding	124,648

(1)	Inception date of the Fund was December 31, 2013.

7.Investment Transactions
The aggregate purchases and sales of securities for the period ended October 31, 2014, excluding short-term investments, were $1,523,584 and $410,153, respectively.  There were no purchases or sales of long-term U.S. government securities.

8.Income Tax Information
As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$1,326,484
Gross unrealized appreciation	$86,884
Gross unrealized depreciation	(28,900)
Net unrealized appreciation	$57,984
Undistributed ordinary income	$1,415
Total distributable earnings	$1,415
Other accumulated losses	$(22,146)
Total accumulated earnings	$37,253

CAPITAL GUARDIAN CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

As of October 31, 2014, the Fund had $22,146 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2014 the Fund does not plan to defer any late year losses.

There were no distributions made by the Fund for the period ended October 31, 2014.

9.Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2014, SEI Private Trust Company, for the benefit of its customers, owned 67.1%.

10.   Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

CAPITAL GUARDIAN CORE BALANCED FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

	For the Period
	Inception(1)
	Through
	October 31, 2014
Institutional Class

Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.01
Net realized and unrealized gains on investments	0.53
Total from investment operations	0.54

Less distributions from:
Net investment income	—
Net realized gains on investments	—
Total distributions	—
Net asset value, end of period	$10.54

Total return	5.40	%(3)

Supplemental data and ratios:
Net assets, end of period (000’s)	$1,314
Ratio of operating expenses to average net assets, before waiver/reimbursement	39.24	%(4)
Ratio of operating expenses to average net assets, net of waiver/reimbursement	1.00	%(4)
Ratio of net investment income (loss) to average net assets, before waiver/reimbursement	(37.80	)%(4)
Ratio of net investment income (loss) to average net assets, net of waiver/reimbursement	0.44	%(4)
Portfolio turnover rate	83.53	%(3)

(1)	Inception date of the Fund was December 31, 2013.
(2)	Net investment gain (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

CAPITAL GUARDIAN CORE BALANCED FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Capital Guardian Core Balanced Fund and
Board of Trustees of Capital Guardian Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Guardian Funds Trust comprising the Capital Guardian Core Balanced Fund (the “Fund”), as of October 31, 2014, and the related statements of operations and changes in net assets and financial highlights for the period December 31, 2013 (commencement of operations) through October 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Guardian Core Balanced Fund as of October 31, 2014 and the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 19, 2014

CAPITAL GUARDIAN CORE BALANCED FUND
VALUE OF $100,000 INVESTMENT (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return as of October, 2014
Since
Inception(4)
Institutional Class	5.40%
Russell 1000 Index(1)	10.61%
Barclays Capital Intermediate Government Credit Index(2)	2.94%
60% Russell 1000 / 40% Barclays Capital Intermediate Government Credit Index(3)	7.55%

(1)	The Russell 1000 Index is an unmanaged capitalization weighted index generally representative of the U.S. market for large-capitalization stocks. It is a subset of the Russell 3000® Index.
(2)
The Barclays Capital Intermediate Government Credit Index measures the performance of short to intermediate (1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.

(3)
The 60% Russell 1000 Index/ 40% Barclays Capital Intermediate Government Credit Index is a blended benchmark consisting of 60% of the Russell 1000 Index and 40% of the Barclay's Intermediate Government Credit Index.

(4)	Inception date of Institutional Class was December 31, 2013.

CAPITAL GUARDIAN CORE BALANCED FUND
EXPENSE EXAMPLE
For the Period Ended October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(5/1/14 –
	(5/1/14)	(10/31/14)	10/31/14)
Institutional Class
Actual(2)	$1,000.00	$1,038.40	$5.14
Institutional Class
Hypothetical
(5% return
before expenses)	1,000.00	1,020.16	5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2014 of 3.84%.

CAPITAL GUARDIAN CORE BALANCED FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
October 31, 2014 (Unaudited)

CAPITAL GUARDIAN CORE BALANCED FUND
ADDITIONAL INFORMATION
October 31, 2014 (Unaudited)

TRUSTEES AND OFFICERS

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

INDEPENDENT TRUSTEES

James L. Farrell, Ph.D.	Trustee	Since 2013	Chairman of the Board, The	1	None
c/o CG Asset			“Q” Group, 1976-present;
Management LLC,			Director of Research, Ned
733 Third Avenue, 24th Fl.			Davis Research, 2007-2011;
New York, NY 10017			Portfolio Manager, Morse
Year of Birth: 1937			Williams & Co., Inc.,
2005-2007; Chairman, Farrell-
Sumitomo Life, 1990-2002;
Chairman and Founder, Modern
Portfolio Theory Associates, 1981-
1990; Director of Quantitative
Research, Citibank, 1979-1981;
Investment Officer, TIAA-CREF,
1966-1979.

Harlan K. Ullman, Ph.D.	Trustee	Since 2013	Chairman, Killowen Group	1	Independent Director,
c/o CG Asset			(consulting firm), since 1987;		The Wall Street Fund,
Management LLC,			Senior Advisor, The Atlantic		Inc.; Independent
733 Third Avenue, 24th Fl.			Council, since 2007.		Trustee, Wall Street
New York, NY 10017			Distinguished Senior Fellow,		EWM Funds Trust;
Year of Birth: 1941			National Defense University,		Chairman, CNI Guard
			2004-2012.		and CNI Guard, Inc.;
Advisory Board
Member and Director,
IE-SPS Ltd.

CAPITAL GUARDIAN CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2014 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years
Amb. Kurt D. Volker	Trustee	Since 2013	Executive Director, McCain	1	Independent Director,
c/o CG Asset			Institute for International		The Wall Street Fund,
Management LLC			Leadership, Arizona State		Inc.; Independent
733 Third Avenue, 24th Fl.			University, since February 2012;		Trustee, Wall Street
New York, NY 10017			Senior Fellow and Managing		EWM Funds Trust;
Year of Birth: 1964			Director, Center for Transatlantic		Trustee, Institute for
			Relations, JHU-SAIS, a think		American Universities,
			tank, since September 2009;		Aix-en-Provence,
			Senior Advisor, Atlantic Council,		France.
since October 2009; Managing
Director, International – BGR
Group, 2011-2012; Senior Adviser,
McLarty Associates, a global
consulting firm, 2010-2011;
U.S. Ambassador to NATO,
2008-2009; Diplomat, U.S.
Department of State,
1988-2009.
INTERESTED TRUSTEE

Robert P. Morse**	Chairman,	Since 2013	Chief Executive Officer,	1	Chairman, Director,
c/o CG Asset	President		Chairman and Director, CG Asset		Senior Portfolio
Management LLC,	and Trustee		Management LLC, since 2013;		Manager, The Wall
733 Third Avenue, 24th Fl.			Partner and Senior Portfolio		Street Fund, Inc.;
New York, NY 10017			Manager, Evercore Wealth		Trustee, Wall Street
Year of Birth: 1945			Management, LLC, 2010-2013;		EWM Funds Trust;
			President and a Director, Morse		English Speaking
			Williams & Co., Inc., 1981-2010;		Union of the U.S.;
			President and sole Director, Wall		Society of Mayflower
			Street Management Corporation,		Descendants;
			1984-2010; President and Director,		Whitehead Institute of
			Morse Williams Holding Co., Inc.,		Biomedical Research;
			1986-2010.		Youngs Memorial
Cemetery/Theodore
Roosevelt Memorial;
Sterling Gorge,
Vermont Preservation
Trust; Morse Williams
Holding Co., Inc.

CAPITAL GUARDIAN CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2014 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

OFFICERS

Michael R. Linburn	Executive	Since 2013	Chief Compliance Officer and	N/A	N/A
c/o CG Asset	Vice		Secretary, CG Asset Management
Management LLC,	President,		LLC, since 2013; President, Wall
733 Third Avenue, 24th Fl.	Secretary		Street Management Corporation,
New York, NY 10017	and Chief		since 2013; Independent Consultant
Year of Birth: 1933	Compliance		to Evercore Wealth Management,
	Officer		LLC, since 2010; Managing
Director and Principal, Morse,
Williams & Co., Inc., 2003-2010;
Chief Compliance Officer, Morse
Williams & Co., Inc., 2005-2010;
Director of Marketing, Morse,
Williams & Co., Inc., 1992-2010.

Jian Wang	Executive	Since 2013	Managing Director and Treasurer,	N/A	N/A
c/o CG Asset	Vice		CG Asset Management LLC,
Management LLC,	President		since 2013; Executive Vice
733 Third Avenue, 24th Fl.	and		President, Wall Street Management
New York, NY 10017	Treasurer		Corporation, since 2013; Vice
Year of Birth: 1962			President, Evercore Wealth
Management, LLC, 2010-2013;
Managing Director and Principal,
Morse, Williams & Co., Inc., an
investment adviser affiliate of the
Fund, 2005 to 2010; Senior
Trader, Morse, Williams & Co.,
Inc., 1998-2010.

I. Andrew McLaughlin	Executive	Since 2014	Executive Vice President –	N/A	N/A
c/o CG Asset	Vice		Operations and Assistant
Management LLC,	President		Secretary, CG Asset Management
733 Third Avenue, 24th Fl.			LLC, since 2013; Vice President,
New York, NY 10017			Wall Street Management
Year of Birth: 1981			Corporation, since 2013; Vice
President, Evercore Wealth
Management, LLC, 2010-2013;
Associate, Morse, Williams &
Co., Inc., until May 2010.

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person” in the Fund because of his association with the Adviser and Sub-Adviser.

CAPITAL GUARDIAN CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2014 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.capitalguardianfunds.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.capitalguardianfunds.com on a monthly basis.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

• Account applications and other required forms

• Written, oral, electronic or telephonic communications, and

• Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

INVESTMENT ADVISER:
CG Asset Management LLC
733 Third Avenue, 24th Floor
New York, New York 10017

INVESTMENT SUB-ADVISER:
Wall Street Management Corporation
733 Third Avenue, 24th Floor
New York, New York 10017

TRUSTEES:
Robert P. Morse, Chairman
James L. Farrell, Ph.D.
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

PRINCIPAL OFFICERS:
Robert P. Morse, President & Chief Executive Officer
Michael R. Linburn, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer
I. Andrew McLaughlin, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL:
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174

CAPITAL GUARDIAN CORE BALANCED FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.capitalguardianfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harlan K. Ullman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 10/31/2014
Audit Fees	$13,000
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 10/31/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2014
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Capital Guardian Funds Trust

By (Signature and Title)*        /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date     January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date     January 5, 2015

By (Signature and Title)*        /s/Jian H. Wang
Jian H. Wang, Treasurer

Date     January 5, 2015

* Print the name and title of each signing officer under his or her signature.